UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2020
Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600, Houston, Texas 77057-2261
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 21, 2020, Crown Castle International Corp. ("Company") issued a press release disclosing its financial results for third quarter 2020. The October 21, 2020 press release is furnished herewith as Exhibit 99.1.
ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(d) On October 20, 2020, the Board of Directors (“Board”) of the Company expanded the size of the Board to 14 members and appointed Tammy K. Jones and Matthew Thornton, III to fill the newly created vacancies on the Board, in each case effective November 6, 2020.
The Board has not yet appointed either Ms. Jones or Mr. Thornton to any committees of the Board, although the Board may appoint either or both of them to one or more committees in the future. There is no arrangement or understanding between either appointee and any other persons pursuant to which such appointee was selected as a director, and there are no related party transactions involving either Ms. Jones or Mr. Thornton that are reportable under Item 404(a) of Regulation S-K.
Both Ms. Jones and Mr. Thornton will participate in the Company’s non-employee director compensation arrangement (described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 30, 2020), as may be amended from time to time.
Ms. Jones has over 25 years of experience in commercial real estate investments. Ms. Jones currently serves as the Co-Founder and Chief Executive Officer of Basis Investment Group, a multi-strategy commercial real estate investment manager. Mr. Thornton has extensive leadership and operating experience, including having served in various senior and executive leadership positions during his 41-year career at FedEx Corporation.
ITEM 7.01 — REGULATION FD DISCLOSURE
The press release referenced in Item 2.02 above refers to certain supplemental information that was posted as a supplemental information package on the Company's website on October 21, 2020. The supplemental information package is furnished herewith as Exhibit 99.2.
The press release announcing the appointments of Ms. Jones and Mr. Thornton is attached as Exhibit 99.3 to this Form 8-K.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 21, 2020
99.2	Supplemental Information Package for period ended September 30, 2020
99.3	Press Release dated October 21, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
The information in Items 2.02 and 7.01 of this Current Report on Form 8-K ("Form 8-K") and Exhibits 99.1, 99.2 and 99.3 attached hereto are furnished as part of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.
By:	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	Executive Vice President and General Counsel
Date: October 21, 2020